Exhibit 10.6

EXECUTION VERSION

SECOND OMNIBUS AGREEMENT (SECOND CONSENT, FIFTH AMENDMENT

AND THIRD WAIVER)

This SECOND OMNIBUS AGREEMENT (SECOND CONSENT, FIFTH AMENDMENT AND THIRD WAIVER) dated as of                     , 2006 (this “Amendment”), is by and among ASA OPCO HOLDINGS, LLC, a Delaware limited liability company (“ASA Holdings”), ASA ALBION, LLC, a Delaware limited liability company (“Albion”), ASA BLOOMINGBURG, LLC, a Delaware limited liability company (“Bloomingburg”), and ASA LINDEN, LLC, a Delaware limited liability company (“Linden” and, together with ASA Holdings, Albion and Bloomingburg, the “Borrowers”), ASA Holdings, as Borrowers’ Agent, each of the Lenders party hereto, WESTLB AG, New York Branch, as Administrative Agent for the Lenders (the “Administrative Agent”), FIRST NATIONAL BANK OF OMAHA, as Collateral Agent for the Senior Secured Parties (the “Collateral Agent”) and FIRST NATIONAL BANK OF OMAHA as Accounts Bank (the “Accounts Bank”).

WHEREAS, pursuant to the Credit Agreement, dated as of February 6, 2006 (as amended by the First Amendment to Credit Agreement, dated as of May 23, 2006, the Second Amendment to Credit Agreement, dated as of August 15, 2006, and the Third Amendment to Credit Agreement, dated as of August 30, 2006, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Borrowers’ Agent, each of the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Accounts Bank, WestLB AG, New York Branch, as Co-Syndication Agent, Lead Arranger, and Sole Lead Bookrunner, First National Bank of Omaha and Standard Chartered Bank, as Co-Syndication Agents and Lead Arrangers and CIT Capital USA INC. and ING Capital LLC, as Co-Documentation Agents and Lead Arrangers, the Lenders agreed to make a credit facility available to the Borrowers, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to a letter dated November 21, 2006 delivered by the Borrowers’ Agent to the Administrative Agent (the “Second Request Letter”), the Borrowers have requested, among other things, that the Lenders (i) grant a consent requested by the Borrowers pursuant to the Credit Agreement, (ii) grant a temporary waiver under the Credit Agreement and (iii) agree to amend certain provisions of the Credit Agreement for the benefit of the Borrowers.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Credit Agreement.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

2. Waiver. Pursuant to Section 11.01 (Miscellaneous Provisions – Amendments, Etc.) of the Credit Agreement, the Lenders hereby grant to the Borrowers a waiver and consent (the “Waiver”) of the non-compliance of the Borrowers with the provision of the Credit Agreement for which the Borrowers have sought a waiver or a consent, as specified, and subject to the terms and conditions set forth, in Annex A hereto (the “Waived Provision”).

3. Consent. Pursuant to Section 11.01 (Miscellaneous Provisions – Amendments, Etc.) of the Credit Agreement, the Lenders hereby grant to the Borrowers a consent (the “Consent”) with respect to the provision in the Credit Agreement for which the Borrowers have sought a consent, as specified, and subject to the terms and conditions set forth, in Annex B hereto (the “Consented Provision”).

4. Amendments to the Credit Agreement. The parties hereto hereby agree to amend the following provisions of the Credit Agreement in the manner set forth as follows:

A. Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

“ “Albion TIF Savings” means an amount equal to (x) the aggregate proceeds of the TIF Financing that are, from time to time, disbursed to Albion and deposited in the Albion Construction Account in accordance with Section 8.03(a)(vii) (Albion Construction Account) or the ASA Holdings Construction Account in accordance with Section 8.06(d) (ASA Holdings Construction Account) minus (y) the amounts applied as a Mandatory Prepayment of the Construction Loans pursuant to Section 8.06(e)(iv) (ASA Holdings Construction Account).

“ “Omnibus Agreement (Consent, Fourth Amendment and Second Waiver)” means the Omnibus Agreement (Consent, Fourth Amendment and Second Waiver) among the Borrowers, the Agents and the Lenders, dated as of                     , 2006.”

“ “TIF Financing” means a financing by Albion on substantially the terms set forth in the Redevelopment Agreement and Term Sheet between Albion and Community Redevelopment Authority of the City of Albion attached to the letter dated November 21, 2006 delivered by the Borrowers’ Agent to the Administrative Agent.”

“ “TIF Reimbursement Amounts” shall have the meaning provided in Section 8.06(d) (ASA Holdings Construction Account).

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

B. Paragraph (a) of Section 2.06 (Termination or Reduction of Commitments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Any unused Construction Loan Commitments shall be automatically and permanently terminated on the earlier of the Conversion Date and the Conversion Date Certain, as follows: (i) after taking into account any amounts required to be applied pursuant to Section 2.04(g)(i) (Borrowing of Loans) on such day, up to an amount equal to the Albion TIF Savings and (ii) after giving effect to all Construction Loans, if any, to be made on such day, all unused Construction Loan Commitments.”

C. Paragraph (e) of Section 2.06 (Termination or Reduction of Commitments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“The Construction Loan Commitments for the third (3rd) Plant to deliver its Notice to Proceed shall be automatically and permanently terminated in full if the initial Borrowing of the Construction Loans for such Plant has not occurred on or before March 31, 2007.”

D. Section 3.09(a)(v) (Mandatory Prepayment) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“on the earlier to occur of the Conversion Date and the Conversion Date Certain, as required pursuant to Section 8.06(e)(iv) (ASA Holdings Construction Account).”

E. Section 6.02(c)(iii) (Conditions to First Borrowing for Each Plant – Notices to Proceed) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) with respect to all three (3) Plants, on or before November 30, 2006.”

F. The following text shall be added as a new clause (y) at the end of Section 7.01 (Affirmative Covenants) of the Credit Agreement:

“(y) TIF Financing. (i) The Borrowers shall cause any proceeds of the TIF Financing that have been disbursed to Albion for payment of Albion Project Costs that are then due and payable to be applied directly to such Albion Project Costs specified in connection with such disbursement.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

(ii) Promptly upon the disbursement of any proceeds of the TIF Financing to Albion, the Borrowers’ Agent shall deliver a duly executed certificate to the Administrative Agent (A) setting forth (1) the amount of such proceeds, (2) the aggregate amount of all proceeds of the TIF Financing disbursed to Albion through and including such most recent disbursement, and (3) the then-current Albion TIF Savings amount, and (B) attaching evidence that such proceeds are being disbursed to (1) reimburse Albion for Albion Project Costs incurred and paid for or (2) to pay Albion Project Costs that are then due and owing.”

G. Section 7.02(a)(v) (Negative Covenants – Permitted Indebtedness) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“subject to the conditions set forth in the Omnibus Agreement (Consent, Fourth Amendment and Second Waiver), the TIF Financing.”

H. The following text shall be added as a new clause (vii) at the end of Section 8.03(a) (Albion Construction Account) of the Credit Agreement:

“(vii) all proceeds of the TIF Financing that are disbursed to Albion for payment of Albion Project Costs then due and owing;”

I. The following text shall be inserted at the end of the first sentence of Section 8.03(c) (Albion Construction Account) of the Credit Agreement:

“(except in the case of amounts deposited into the Albion Construction Account pursuant to Section 8.03(a)(vii), in which case the application of such amounts shall be applied to the Albion Project Costs for which such TIF Financing proceeds were disbursed)”

J. The following text shall be inserted at the beginning of Section 8.06(c) (ASA Holdings Construction Account) of the Credit Agreement:

“Subject to Section 8.06(e),”

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

K. The following text shall be added at the end of Section 8.06 (ASA Holdings Construction Account) of the Credit Agreement:

“(d) All proceeds of the TIF Financing disbursed to Albion for reimbursement of Albion Project Costs previously paid for by Albion (the “TIF Reimbursement Proceeds”) shall be deposited into the ASA Holdings Construction Account.

(e) All TIF Reimbursement Proceeds on deposit in or standing to the credit of the ASA Holdings Construction Account shall be applied, at the written instruction of the Borrowers’ Agent or the Collateral Agent, to the following amounts:

(i) to reimburse ASA Biofuels for (A) the waiver/amendment fee paid by ASA Biofuels for the benefit of the Lenders pursuant to the Fee Letter between ASA Biofuels and the Administrative Agent and acknowledged by the Borrowers’ Agent, dated as of November 27, 2006, and (B) any costs and expenses of the Borrowers in connection with the waiver, consent and amendment requests described in such Fee Letter that were paid by ASA Biofuels on behalf of the Borrowers (provided that the Borrowers provide certified evidence documenting each such cost and expense);

(ii) up to an aggregate amount of two million Dollars ($2,000,000), to fund the ASA Linden water trust, as more fully described in the Omnibus Agreement (Consent, Fourth Amendment and Second Waiver);

(iii) at any time before the Conversion Date, for payment of Project Costs (A) pursuant to any Change Order approved pursuant to Section 7.02(m)(iii), (B) in accordance with the Construction Budgets, or (C) subject to the approval of the Independent Engineer, in each case with notice to the Administrative Agent; and

(iv) upon the earlier to occur of the Conversion Date and the Conversion Date Certain, all remaining TIF Reimbursement Proceeds shall be paid to the Administrative Agent, for the benefit of the Lenders, for application as a prepayment of the Loans in accordance with Section 3.09(a)(v) (Mandatory Prepayment).”

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

L. Exhibit J of the Credit Agreement shall be amended by adding the following text at the end of the first sentence of second paragraph (d):

“(or, in the case of amounts deposited into the Albion Construction Account as TIF Financing proceeds, the application of such amounts has not been accounted for in the most recent Borrowing Notice but the Borrowers hereby certify that such amounts will be applied directly to the Albion Project Costs with respect to which such TIF Financing proceeds were disbursed)”

5. Representations and Acknowledgements. Each of the Waiver and the Consent by the Lenders is made in reliance on each of the Borrowers’ representations and acknowledgements set forth in the Annexes hereto. In the event that any of the Borrowers’ representations and/or acknowledgements set forth in the Annexes hereto is false or inaccurate in any material respect as of the date hereof, the Waiver with respect to the Waived Provision or the Consent with respect to the Consented Provision, as applicable, in connection with which such representation and/or acknowledgement was made shall be deemed void ab initio; provided, that no such falsity or inaccuracy shall have any effect on the Consent with respect to the Consented Provision (in the case of a falsity or inaccuracy relied upon to grant the Waiver of the Waived Provision) or the Waiver with respect to the Waived Provision (in the case of a falsity or inaccuracy relied upon to grant the Consent with respect to the Consented Provision).

6. Certification by the Borrowers. Each of the Waiver and the Consent by the Lenders is further made in reliance on the Borrowers’ certifications that (i) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement, and (ii) all of the information provided in the Second Request Letter is true, complete and correct in all material respects.

7. Limited Purpose; Effect on Credit Agreement. Notwithstanding anything contained herein, the Waiver and the Consent contained in this Omnibus Agreement (i) are a limited waiver and consent, (ii) are effective only with respect to the transactions described in this Omnibus Agreement for the specific instance and the specific purpose for which they are given, (iii) shall not be effective for any other purpose or transaction, and (iv) do not constitute an amendment or basis for a subsequent waiver or consent of any of the provisions of the Credit Agreement. Except as expressly amended hereby or otherwise provided herein, (a) all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Omnibus Agreement shall constitute a waiver by the Lenders of any Default or Event of Default or a waiver by the Lenders of any right, power or remedy available to the Lenders or the other

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

Senior Secured Parties under the Credit Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future. The Credit Agreement shall, together with the amendments set forth in this Omnibus Agreement, be read and construed as a single agreement. All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

8. Effective Date. This Omnibus Agreement shall become effective as of the first date on which it has been executed by each of the Lenders, the Administrative Agent, each of the Borrowers and the Borrowers’ Agent, the Waiver, the Consent and the Amendment; provided, that with respect to the Waived Provision described in clause (A) of Annex A hereto, the effectiveness of the Waiver with respect to the Waived Provision specified therein shall terminate on the specific dates and/or upon the occurrence of the specific events set forth in clause (B) of such Annex (unless extended or further extended, as the case may be, in accordance with Section 9 (Extension of Waived Provisions)).

9. Extension of Waived Provision. To the extent that the Borrowers may request an extension of the Waiver of the Waived Provision beyond the time provided in Annex A, each of the Lenders hereby consents and agrees that, notwithstanding anything to the contrary in Section 11.01 (Amendments, Etc.) of the Credit Agreement, any such extension of such Waiver that would otherwise require the approval of all of the Lenders may be granted with the written consent of the Administrative Agent and of Lenders (excluding all Non-Voting Lenders) holding in excess of two-thirds (2/3) of the Construction Loan Commitments (excluding the Construction Loan Commitments of all Non-Voting Lenders).

10. Financing Document. The parties hereto agree that this Omnibus Agreement is a Financing Document.

11. Authority; Etc. The execution and delivery by each of the Borrowers and the Borrowers’ Agent of this Omnibus Agreement are within the organizational authority of each of them and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, each Borrower and the Borrowers’ Agent.

12. Miscellaneous.

a) THIS OMNIBUS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

b) Section headings in this Omnibus Agreement are included herein for convenience of reference only and shall not constitute a part of this Omnibus Agreement for any other purpose or be given any substantive effect.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

c) This Omnibus Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

d) Delivery of an executed counterpart of a signature page of this Omnibus Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Omnibus Agreement.

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Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

IN WITNESS WHEREOF, the parties hereto have caused this Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver) to be executed by their respective officers as of the day and year first above written.

ASA OPCO HOLDINGS, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	CFO

ASA ALBION, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	CFO

ASA BLOOMINGBURG, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	CFO

ASA LINDEN, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	CFO

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

ASA OPCO HOLDINGS, LLC,
as Borrowers’ Agent

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	CFO

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

WESTLB AG, NEW YORK BRANCH, as Lender

By:	/s/ PAUL VASTOLA
Name:	PAUL VASTOLA
Title:	DIRECTOR

By:	/s/ THOMAS D. MURRAY
Name:	THOMAS D. MURRAY
Title:	MANAGING DIRECTOR

WESTLB AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ PAUL VASTOLA
Name:	PAUL VASTOLA
Title:	DIRECTOR

By:	/s/ THOMAS D. MURRAY
Name:	THOMAS D. MURRAY
Title:	MANAGING DIRECTOR

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

FIRST NATIONAL BANK OF OMAHA, as Lender

By:	/s/ FALLON SAVAGE
Name:	FALLON SAVAGE
Title:	COMMERCIAL LOAN OFFICER

FIRST NATIONAL BANK OF OMAHA, as Collateral Agent

By:	/s/ FALLON SAVAGE
Name:	FALLON SAVAGE
Title:	COMMERCIAL LOAN OFFICER

FIRST NATIONAL BANK OF OMAHA, as Accounts Bank

By:	/s/ FALLON SAVAGE
Name:	FALLON SAVAGE
Title:	COMMERCIAL LOAN OFFICER

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

STANDARD CHARTERED BANK, as Lender

By:	/s/ PAUL CLIFFORD
Name:	PAUL CLIFFORD
Title:	Director — SVP

By:	/s/ ANDREW Y. NG
Name:	ANDREW Y. NG
Title:	DIRECTOR STANDARD CHARTERED BANK NY

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

CIT CAPITAL USA INC., as Lender

By:	/s/ Robert W. Sexten
Name:	Robert W. Sexten
Title:	Managing Director

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

ING CAPITAL LLC, as Lender

By:	/s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht
Title:	Managing Director

By:	/s/ Richard Ennis
Name:	Richard Ennis
Title:	Managing Director

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

FARM CREDIT SERVICES OF AMERICA, FLCA, as Lender

By:	/s/ Gary Mazour
Name:	Gary Mazour
Title:	V.P.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

SCOTIABANC INC., as Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

AGFIRST FARM CREDIT BANK, as Lender

By:	/s/ Bruce B. Fortner
Name:	Bruce B. Fortner
Title:	Vice President

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH, as Lender

By:	[Illegible]
Name:
Title:

By:	/s/ Ignacio Campillo
Name:	Ignacio Campillo
Title:	Executive Director Grupo Santander

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	VP/Sr. Lending Officer

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:	/s/ ERIK V. SAVI
Name:	ERIK V. SAVI
Title:	DIRECTOR

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

BANK MIDWEST, N.A., as Lender

By:	/s/ DAVID L. RAMBO
Name:	DAVID L. RAMBO
Title:	SENIOR VICE PRESIDENT COMMERCIAL LENDING

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as Lender

By:	/s/ MARIA T. VIZAN
Name:	MARIA T. VIZAN
Title:	Vice President Global Corporate Banking

By:	/s/ HECTOR D. VILLEGAS
Name:	HECTOR D. VILLEGAS
Title:	Vice President Global Corporate Banking

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

1ST FARM CREDIT SERVICES, FLCA, as Lender

By:	/s/ Dale A. Richardson
Name:	Dale A. Richardson
Title:	VP, Illinois Capital Markets Group

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

NATIXIS, NEW YORK BRANCH as Lender

By:	/s/ Pierre Audrain
Name:	Pierre Audrain
Title:	Director

By:	/s/ ROBERT PARK
Name:	ROBERT PARK
Title:	ASSOCIATE

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

INVESTEC BANK (UK) LIMITED, as Lender

By:	/s/ Grahame McGirr
Name:	Grahame McGirr
Title:	Credit

By:	/s/ Ian Wohlman
Name:	IAN WOHLMAN
Title:	HEAD OF CREDIT

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

AMARILLO NATIONAL BANK, as Lender

By:	/s/ Craig L. Sanders
Name:	Craig L. Sanders
Title:	Executive Vice President

By:	/s/ Mark Fields
Name:	Mark Fields
Title:	Vice President

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

GMAC COMMERCIAL FINANCE LLC

By:	/s/ PATRICK N. RILEY
Name:	PATRICK N. RILEY
Title:	VICE PRESIDENT GROUP SENIOR RISK MANAGER

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

ANNEX A

WAIVER REQUESTED

Bloomingburg Air Permit - Design-Build Emission Guarantees

A. Waiver Request. Pursuant to Section 6.02(i) (Conditions to First Borrowing for Each Plant – Air Permits) of the Credit Agreement, it is required that, prior to the initial Borrowing for the Bloomingburg Plant, the guarantee of the Design Builder with respect to air emissions set forth in the Bloomingburg Design Build Contract meet the requirements of the final air quality construction permit of the Bloomingburg Plant. The Borrowers acknowledge that, to the extent the Borrowers request that the initial Bloomingburg Construction Loan be made prior to March 31, 2007, such requirement will not be satisfied by the date of such initial Borrowing for the Bloomingburg Plant. Consequently, the Borrowers hereby request a temporary waiver of the requirement that such condition be satisfied on or before the initial Borrowing Date.

B. Borrowers’ Covenant; Effectiveness. (i) Each of the Borrowers hereby covenants and agrees that, to the extent the Borrowers request the initial Bloomingburg Construction Loan be made prior to March 31, 2007, the requirement that the guarantee of the Design Builder with respect to air emissions set forth in the Bloomingburg Design Build Contract meet the requirements for the final air quality construction permit for the Bloomingburg Plant will be satisfied on or before March 31, 2007. If such requirement is not satisfied by such date, no Borrowing may thereafter be requested or made with respect to the Bloomingburg Plant until such requirement is satisfied.

(ii) The effectiveness of the waiver requested pursuant to clause (A) above shall terminate on March 31, 2007.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

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ANNEX B

CONSENT REQUESTED

Tax Increment Financing

A. Consent Request. Section 7.02(a)(v) (Negative Covenants – Restrictions on Indebtedness of the Borrowers) of the Credit Agreement provides that, with the prior written consent of each Lender, Albion or ASA Holdings may incur Indebtedness in the form of a guaranty with respect to tax increment financing notes or similar bond instruments to be issued by the Community Redevelopment Authority of the City of Albion; provided that (A) all of the proceeds of such notes or bond instruments (net of issuance costs) are immediately applied as a prepayment of the Loans in accordance with Section 3.09 (Mandatory Prepayment) of the Credit Agreement and (B) the Community Redevelopment Authority of the City of Albion enters into a binding agreement with Albion reasonably satisfactory to each Lender pursuant to which the Community Redevelopment Authority of the City of Albion agrees to apply the incremental proceeds of the additional ad valorem property taxes generated from development of the Albion Plant (excluding the Leased Premises) to repay such notes or bond instruments.

The Borrowers have provided a proposed Redevelopment Agreement and Term Sheet for the TIF Financing as attachments to the Second Request Letter. The Borrowers hereby request the Lenders’ consent to (i) the incurrence by Albion of Indebtedness consisting of TIF Financing in an amount not to exceed $7,000,000 on substantially the terms set forth in the Redevelopment Agreement and Term Sheet attached to the Second Request Letter, (ii) the execution by Albion of the Redevelopment Agreement in substantially the form provided and any other definitive documentation related thereto (provided that all such documentation is consistent with the terms of such Redevelopment Letter and Term Sheet and is approved prior to execution by the Administrative Agent), and (iii) the application of the proceeds of such TIF Financing as set forth below:

(A) all proceeds of the TIF Financing that are disbursed to Albion for payment of Albion Project Costs then due and owing will be deposited into the Albion Construction Account for application in accordance with Section 8.03 (Albion Construction Account) of the Credit Agreement; and

(B) all proceeds of the TIF Financing disbursed to Albion for reimbursement of Albion Project Costs previously paid for by Albion shall be deposited into the ASA Holdings Construction Account for application in accordance with Section 8.06(e) (ASA Holdings Construction Account) of the Credit Agreement.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

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B. Borrowers’ Covenants. Each of the Borrowers hereby covenants and agrees that (i) prior to the execution by any Borrower of any definitive documentation relating to the TIF Financing, such documentation shall be subject to the approval of the Administrative Agent and (ii) the application of proceeds described in paragraph (A) above shall be subject to receipt by the Administrative Agent of satisfactory evidence required pursuant to Section 7.01(y)(ii) (Affirmative Covenants – TIF Financing) of the Credit Agreement.

Second Omnibus Agreement (Second Consent, Fifth Amendment and Third Waiver)

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